AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Account")

                                  Supplement to
                 Ameritas No-Load Variable Annuity ("NLVA 4080")
                          Prospectus Dated May 1, 2006
                       Supplement Dated September 20, 2006

On Page 6, the EXAMPLES OF EXPENSES footnote (1) Maximum Policy Expense Charges is corrected to state the maximum portfolio company expenses are 2.21%, as shown in the corrected footnote (1), below.

(1) Maximum Policy Expense Charges. This example assumes maximum charges of 0.95% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee (although our current base Policy fee is $25), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (2.21%).

All other provisions of your Policy remain as stated in your Policy and prospectus.

       This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
                    If you do not have a current prospectus,
                   please contact Ameritas at 1-800-255-9678.